STANDARD OFFICE BUILDING LEASE

This Lease Agreement (sometimes hereinafter referred to as the "Lease") made and entered into this 5th day of February, 1996, by and between Klute Corporation a Florida Corporation (hereinafter called "Landlord"), whose address for purposes hereof is 1110 Brickell Ave. #105, Miami, FL 33131 and PSC S.A., Inc. a New York Corporation (hereinafter called "Tenant"), whose address for purposes hereof is 1110 Brickell Avenue, Suite 505, Miami, Florida 33131.

WITNESSETH

LEASED PREMISES:

1. Subject to and upon the terms, provisions, covenants and conditions hereinafter set forth, and each in consideration of the duties, covenants and obligations of the other hereunder, Landlord does hereby lease, demise and let to Tenant and Tenant does hereby lease, demise and let from Landlord those certain premises thereinafter sometimes called the "Premises" or "Leased Premises") in the building known as 1110 Brickell Building (hereinafter called the "Building") located at 1110 Brickell Avenue, Miami, Dad, Florida 33131, such Leased Premises being more particularly described as follows 1,232 (Rentable) square feet of Net Rentable Area (hereinafter defined) located on the Suite 505,
(5th) Fifth floor of the Building as reflected on the floor plan of such Leased Premises attached hereto as Exhibit "A" and made a part hereof, identified by the signatures or initials of Landlord and Tenant . The term "Net Rentable Area", as used herein, shall refer to (i) in the case of a single tenancy floor, all space measured from the inside surface of the outer glass of the Building to the inside surface of the opposite outer wall, excluding only the areas ("Service Areas") within the outside walls used for building stairs, fire towers, elevator shafts, flues, vents, pipe shafts and vertical ducts, but including any such areas which are for the specific use of the particular tenant such as special stairs or elevators, and (ii) in the case of a multi-tenancy floor, all space within the inside surface of the outer glass enclosing the tenant occupied portion of the floor and measured to the midpoint of the walls separating areas leased by or held for lease to other tenants or from areas devoted to corridors, elevator foyers, rest rooms and other similar facilities for the use of all tenants on the particular floor (hereinafter sometimes called "Common Areas"), but including a proportionate part of the Common Areas located on such floor.

         No deductions from Net Rentable Areas are made for columns necessary to the Building. The Net Rentable Areas in the Leased Premises and in the Building have been calculated on the basis of the foregoing definition and are hereby stipulated above as to the Leased Premises, whether the same should be more or less as a result of minor variations resulting from actual construction and completion of the Leased Premises for occupancy so long as such work is done substantially in accordance with the approved plans.

TERM:

2. This Lease shall be for the term of THREE (3) YEARS AND FIFTEEN (15) DAYS commencing on the 15th day of February, 1996, and ending on the 28th day of February, 1999 (hereinafter sometimes referred to as the "Lease Term" or "Term"), unless sooner terminated or extended as provided herein.

         If the Landlord is unable to give possession of the Leased Premises on the date of the commencement of the aforesaid Lease Term by reason of the holding over of any prior tenant or tenants of for any other reasons, an abatement or diminution of the rent to be paid hereunder shall be allowed Tenant under such circumstances until possession is given to Tenant, but nothing herein shall operate to extend the Initial Term of the lease beyond the agreed expiration date, and said abatement in rent shall be the full extent of Landlord's liability to Tenant for any loss or damage to Tenant on account of said delay in obtaining possession of the Premises. There shall be no delay in the commencement of the Term of this Lease and/or payment of rent where Tenant fails to occupy premises when same are ready for occupancy, or when Landlord shall be delayed in substantially completing such Leased Premises as a result of:

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(a) Tenant's  failure to promptly furnish working drawings and plans as required or (b) Tenant's failure to approve cost estimates within one (1) week or (c) Tenant's failure to promptly select materials, finishes, or installation or (d) Tenant's changes in plans (notwithstanding Landlord's approval of such changes), or (e) Any other act of omission by Tenant or its agents, or failure to promptly make other decisions, necessary to the preparation of the Leased Premises for occupancy.

         The commencement of the Terms and the payment of rent shall not be affected, delayed or deferred on account of any of the foregoing. For the purposes of this paragraph, the Leased Premises shall be deemed substantially completed and ready for occupancy by Tenant when Landlord's Supervising Architects certifies that the work required of Landlord, if any, has been substantially completed in accordance with said approved plans and specifications.

         Taking possession of the Leased Premise by Tenant shall be conclusive evidence as against Tenant that the Leased Premises were in good and satisfactory condition when possession was so taken. This Lease does not grant any right to light or air over or about the Leased Premises or Building.

         If Tenant, with Landlord's consent, shall occupy the Leased Premises prior to the beginning of the Lease Term as specified hereinabove, all provisions of this Lease shall be in full force and effect commencing upon such occupancy, and rent for such period shall be paid by Tenant at the same rate herein specified.

BASE RENT:

3. Tenant agrees to pay Landlord a total "Base Rental" of Fifty-Six Thousand One Hundred and Forty-Eight Dollars and 82/100 ($56,148.82) (being an annual Base Rental of (See Addendum - Parag. #49) in equal monthly installments of (See Addendum - Parag. #49) which is computed at a Base Rental of $15.00 per rentable square foot per annum for each and every calendar month of the Term of this Lease, without any offset or deduction whatsoever, in lawful legal tender for public or private debts) money of the United States of America, at the Management Office of the Building or elsewhere as designated from time to time by landlord's written notice to Tenant. Landlord upon execution of this Lease by Landlord and Tenant, hereby acknowledged payment by Tenant of the sum of Two Thousand Two Hundred and Eighty Five Dollars and 65/100 (Sales Tax Included) ($2,285.65) representing payment of rental for the first full calendar month of this Lease and (15) fifteen days in February 1996. The balance of the total Base Rental is payable in equal monthly installments as specified above, on the first day of each month hereafter ensuing, the first of which shall be due and payable on the first of April, 1996. If the Term of this Lease commences on any day of a month excepting the first day, Tenant shall pay Landlord rental as provided for herein for such commencement month on a pro rate basis (such proration to be based on the actual number of days in the commencement month) and the first month's rent paid by Tenant, if any, upon execution of this Lease shall apply and be credited to the next full month's rent due hereunder. Rental for any partial month of occupancy at the end of the Term of this Lease will be prorated, such proration to be based on the actual number of days in the partial month.

         In addition to Base Rental, Tenant shall and hereby agrees to pay to Landlord each month a sum equal to any sales tax, tax on rentals, and any other charges, taxes and/or impositions now in existence or hereafter imposed based upon the privilege of renting the space leased hereunder or upon the amount of rentals collected therefor. Nothing herein shall, however, be taken to require Tenant to pay any part of any Federal and State Taxes on income imposed upon Landlord.

         Tenant shall be required to pay Landlord interest on any rental due that remains unpaid for five (5) days after its due date. Said interest will be computed at the maximum legal rate from due date.

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ADDITIONAL RENT:

4A. In the event that the cost to the Landlord for the Operating Expenses of the Building, as hereinafter defined, during any calendar year of the Lease Term subsequent to the Base Year (which the parties hereto agree shall be calendar year 1996) shall exceed the cost to the LANDLORD for the Operating Expenses of the Building during the Base Year, then TENANT shall pay to LANDLORD as additional rent TENANT's "proportionate share" (as such term is hereinafter defined) of the increase in such costs for each calendar yea, if any. The proportionate share to be paid by the TENANT shall be the percentage which the Net Rentable Area then leased by the TENANT in the Building bears to the Total Net Rentable Area contained in the Building, which is 95,000 rentable square feet. The amount of such additional rent, if any, shall be determined in accordance with the following formula: net rentable square feet of Leased Premises, divided by Total Net Rentable Area (the "proportionate share") multiplied by an increase in Operating Expenses over the Operating Expenses of the Base Year equals additional rent due from TENANT except that such additional rent shall be prorated for any partial calendar year following the commencement of the Lease Term.

         The term "Operating Expenses" as used herein shall mean the cost of all expenses, cost and disbursements of every kind and nature which LANDLORD shall pay or become obligated to pay because of or in connection with the ownership, maintenance and/or operation of the Building computed on the accrual basis, but shall not include the replacement of capital investment items and new capital improvements. By way of explanation and clarification, but not by way of limitation, these Operating Expenses will include the following:

         a. Wages and salaries of all employees engaged in operation and maintenance of the Building; employer's social security taxes, unemployment taxes or insurance, and any other taxes which may be levied on such wages and salaries; the cost of disability and hospitalization insurance, pension or retirement benefits, or any other fringe benefits for such employees.
         b. All supplies and materials used in operation and maintenance of the Building.
         c. Cost of the utilities including water, sewer, electricity, gas and fuel oil used by the Building and not charged directly to another tenant.
         d. Cost of customary Building management; janitorial services; trash and garbage removal; servicing and maintenance of all systems and equipment, including, but not limited to, elevators, plumbing, heating, air conditioning, ventilating, lighting, electrical, security and fire alarms, fire pumps, fire extinguishers and hose cabinets, mail chute, and staging; guard service; painting; window cleaning landscaping and gardening.
         e. Cost of casualty and liability insurance applicable to the Building and LANDLORD's personal property used in connection therewith.
         f. All taxes and assessments and governmental charges whether federal, state, county or municipal, and whether they be taxing districts or authorities presently taxing the Leased Premises or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Building or its operation excluding, however, federal and state taxes on income.
         The Operating Expenses for the Base Year is hereby defined as $*See Below LANDLORD agrees to maintain accounting books and records reflecting Operating Expenses of the Building in accordance with generally accepted accounting principles.

         In the event the Operating Expenses in any year after the Base Year are reduced because of a major capital improvement or by the use of automation, then the Operating Expenses for the Base Year shall be reduced for the purpose of determining additional rent as though such improvement or automation was in effect during the Base Year.

         LANDLORD shall notify TENANT, within ninety (90) days after the end of the Base Year and each calendar year thereafter during the term hereof, of the amount which LANDLORD estimates (as evidenced by budgets prepared by or on behalf of LANDLORD) will be the amount of TENANT's proportionate share of Increases in Operating Expenses for the then current calendar year and TENANT shall pay such sum in advance to LANDLORD in equal monthly installments, during

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the balance of said calendar year, on the first day of each  remaining  month in said calendar year commencing on the first day of the first month following TENANT's receipt of such notification. Within ninety (90) days following the end of each calendar year after the Base Year, LANDLORD shall submit to TENANT a statement showing the actual amount which should have been paid by TENANT with respect to increases in Operating Expenses for the past calendar year, the amount thereof actually paid during that year by TENANT and the amount of the resulting balance due thereon, or overpayment thereof, as the case may be. Within thirty (30) days after receipt by TENANT of said statement, TENANT shall have the right in person to inspect LANDLORD's books and records showing the Operating Expenses for the Building for the calendar year covered by said statement. Said statement shall become final and conclusive between the parties, their successors and assigns as to the matters set forth therein unless LANDLORD receives written objections with respect thereto within said thirty (30) day period. Any balance shown to be due pursuant to said statement shall be paid by TENANT to LANDLORD within thirty (30) days following TENANT's receipt thereof and any overpayments shall be immediately credited against TENANT's obligation to pay expected additional rent in connection with anticipated increases in Operating Expenses or, if by reason of any termination of the Lease no such future obligation exists, refunded to TENANT. Anything herein to the contrary notwithstanding, TENANT shall not delay or withhold payment of any balance shown to be due pursuant to a statement rendered by LANDLORD to TENANT, pursuant to the terms hereof, because of any objection with TENANT may raise with respect thereto and LANDLORD shall immediately credit any overpayment found to be owing to TENANT against TENANT's proportionate share of increases in Operating Expenses for the then current calendar year (and future calendar years, if necessary) upon the resolution of said objection or, if at the time of the resolution of said objection the Lease Term has expired, immediately refund to TENANT any overpayment found to be owing to TENANT.

         Additional rent, due by reason of the provisions of this subparagraph 4A for the 36 months of this Lease, is due and payable even though it may not be calculated until subsequent to the termination date of the Lease; the Operating Expenses for the calendar year during which the Lease terminates shall be prorated according to that portion of said calendar year that this Lease was actually in effect. TENANT expressly agrees that LANDLORD, at LANDLORD's sole discretion, may apply the security deposit specified in paragraph 7 hereof, if any, in full or partial satisfaction of any additional rent due for the final months of this Lease by reason of the provisions of this subparagraph 4A. If said security deposit is greater than the amount of any such additional rent and there are no other sums or amounts owed LANDLORD by TENANT by reason of any other terms, provisions, covenants or conditions of this Lease, then LANDLORD shall refund the balance of said security deposit to TENANT as provided in paragraph 7 hereof. Nothing herein contained shall be construed to relieve TENANT, or imply that TENANT is relieved, of the liability for or the obligation to pay any additional rent due for the final months

* 1996  Operating  expenses to be furnished  when compiled
** Sales Tax included
All sums owe Landlord under the Lease shall be considered rents.

of this Lease by reason of the provisions of this paragraph 4A. If said security deposit is less than such additional rent, nor shall LANDLORD be required to first apply said security deposit to such additional rent if there are any other sums or amounts owed LANDLORD by TENANT by reason of any other terms, provisions, covenants or conditions of this Lease. If in any calendar year the increase in Operating Expenses is negative, no additional rentals is to be charged, but additional rent shall nevertheless be collected at the last year's rate and adjusted thereafter.

4B. In the event that "Impositions" (as such term is hereinafter defined) against the Building and/or the land on which it is located are increased during any calendar year of the Lease Term subsequent to the Base Year over the amount of said impositions during the Base Year, then TENANT shall pay to LANDLORD, as additional rent, TENANT's Proportionate Share of the increases over the Base Year in such Impositions for each calendar year, if any.

         The term "Impositions" as use therein shall mean all impositions, taxes, assessments (special or otherwise), water and sewer assessments and other governmental liens or charges of any and every kind, nature and sort whatsoever, ordinary and extraordinary, foreseen and unforeseen, and substitutes therefor,

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including  all  taxes  whatsoever  (except  only  those  taxes of the  following categories: any inheritance, estate, succession, transfer or gift taxes imposed upon LANDLORD or any income taxes specifically payable by LANDLORD as a separate tax paying entity without regard to LANDLORD's income source as arising from or out of the Building and/or the land on which it is located) attributable in any manner to the Building, the land on which the Building is located or the rents (however the term may be defined) receivable therefrom, or any part thereof, or any use thereon, or any facility located therein or used in conjunction therewith or any charge or other payment required to be paid to any governmental authority, whether or not any of the foregoing shall be designated "real estate tax", "sales tax", "rental tax", "excise tax", "business tax", or designated in any other manner.

         LANDLORD shall notify TENANT, within ninety (90) days after the end of the Base Year and each calendar year thereafter, of the amount which LANDLORD estimates (as evidenced by budgets prepared by or on behalf of LANDLORD) will be the amount of TENANT's Proportionate Share of Increases in Impositions for the then current calendar year and TENANT shall pay such sum to LANDLORD in equal monthly installments during the balance of said calendar year, in advance on the first day of each month commencing on the first day of the first month following TENANT's receipt of such notification. Within ninety (90) days following the date on which LANDLORD receives a tax bill or statement showing what the actual Impositions are with respect to each calendar year, LANDLORD shall submit to TENANT a statement, together with a copy of said bill or statements, showing the actual amount to be paid by TENANT in the year in question with respect to increases in Impositions for such year, the amount thereof theretofore paid by TENANT and the amount of the resulting balance due thereon, or overpayment thereof, as the case may be. Any balance shown to be due pursuant to said statement shall be spread over the remaining months of the year and be paid by TENANT to LANDLORD or if after the close of the Calendar Year within ten (10) days following TENANT's receipt thereof and any overpayments shall be immediately credited against TENANT's obligation to pay such additional rent in connection with increased Impositions in later years, or, if no such future obligation exists, be immediately refunded to TENANT.

         Additional rent, due by reason of the provisions of this subparagraph 4B for the final months of this Lease, shall be payable even though the amount thereof is not determinable until subsequent to the termination of the Lease; the Impositions for the calendar year during which the Lease terminates shall be prorated according to that portion of said calendar year that this Lease was actually in effect. TENANT expressly agrees that LANDLORD, at LANDLORD's sole discretion, may apply the security deposits specified in paragraph 7 hereof, if any, in full or partial satisfaction of any additional rent due for the final months of this Lease by reason of the provisions of this paragraph 4B. If said security deposit is greater than the amount of such additional rent and there are no other sums or amounts owed LANDLORD by TENANT by reason of any other terms, provisions, covenants or conditions of this Lease, then LANDLORD shall refund the balance of said security deposit to TENANT as provided in paragraph 7 hereof. Nothing herein contained shall be construed to relieve TENANT, or imply that TENANT is relieved, of the liability for or the obligation to pay any additional rent due for the final months of this Lease by reason of the provisions of this paragraph 4B if said security deposit is less than such additional rent, nor shall LANDLORD be required to first apply said security deposit to such additional rent if there are any other sums or amounts owed LANDLORD by TENANT by reason of any of the terms, provisions, covenants or conditions of this Lease. If in any calendar year the increase in Impositions is negative, no additional rental is to be charged, but rent shall be collected at the last year's rate and adjusted thereafter.

4C It is the intention of the parties hereto to provide that the TENANT shall pay in advance of their due date TENANT's Proportionate Share of Increases in Operating Expenses and Impositions, and to share in reduction only by category to the end that an increase in Operating Expenses shall not be offset by a decrease in taxes and vice versa. In no event shall the Base Rental be reduced by reason of decreases in Operating Expenses and/or Impositions.

COST OF LIVING INCREASE:

5.       Deleted

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TIME OF PAYMENT:

6. Tenant agrees: that Tenant will promptly pay said rents (Base Rental as the same may be adjusted from time to time pursuant to paragraph 5 and Additional Rental), at the times and place stated above; that Tenant will pay charges for work performed on order of Tenant, and any other charges that accrue under this Lease; that, if any part of the rent or above mentioned charges shall remain due and unpaid for seven days next after the same shall become due and payable, Landlord shall have the option (in addition to all other rights and remedies available to it by law and equity) of declaring the balance of the entire rent for the entire Term of this Lease to be immediately due and payable, and Landlord may then proceed to collect all of the unpaid rent called for by this Lease by distress or otherwise.

SECURITY DEPOSIT:

7. Tenant, concurrently with the execution of this Lease, has deposited with Landlord the sum of One Thousand Six Hundred and Forty Dollars and 00/100 ($1,640.00), the receipt of which is hereby acknowledged by Landlord, which sum shall be retained by Landlord as security for the payment by Tenant of the rents and all other payments herein agreed to be paid by Tenant, and for the faithful performance by Tenant of the terms, provisions, covenants and conditions of this Lease. It is agreed that Landlord, at Landlord's option, may at the time of any default by Tenant under any of the terms, provisions, covenants or conditions of the Lease apply said sum or any part thereof toward the payment of the rents and all other sums payable by Tenant under this Lease, and towards the performance of each and every one of Tenant's covenants under this Lease, but such covenants and Tenant's liability under this Lease shall thereby be discharged only pro tanto that Tenant shall remain liable for any amounts that such sum shall be insufficient to pay; that Landlord may exhaust any and all rights and remedies against Tenant before resorting to said sum, but nothing herein contained shall require or be deemed to require Landlord so to do; that, in the event this deposit shall not be utilized for any such purposes, then such deposit shall be returned by Landlord to Tenant within ten (10) days next after the expiration of the Term of this Lease or the determination and payment of the amount due under paragraph 4 of this Lease, if any, whichever later occurs. Landlord shall not be required to pay Tenant any interest on said security deposit.

USE:

8. The Tenant will use and occupy the Leased Premises for the following use or purpose and for no other use or purpose: General Office.

QUIET ENJOYMENT:

9. Upon payment by Tenant of the rents herein provided, and upon the observance and performance of all terms, provisions, covenants and conditions on Tenant's part to be observed and performed, Tenant shall, subject to all of the terms, provisions, covenants and conditions of this Lease Agreement, peaceably and quietly hold and enjoy the Leased Premises for the Term hereby demised.

INSURANCE PREMIUMS:

10. If the Landlord's insurance premiums exceed the standard premium rates because the nature of Tenant's operation results in extra hazardous exposure, then Tenant shall, upon receipt of appropriate invoices from Landlord, reimburse Landlord for such increase in premiums. It is understood and agreed between the parties hereto that any such increase in premiums shall be considered as rent due and shall be included in any lien for rent.

RULES AND REGULATIONS:

11. Tenant agrees to comply with all rules and regulations Landlord may adopt from time to time for operation of the Building and parking facilities and protection and welfare of Building and Parking facilities, its tenants, visitors and occupants. The present rules and regulations, which Tenant hereby agrees to

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comply with,  entitled  "Rules and  Regulations"  are attached hereto and are by this reference incorporated herein. Any future rules and regulations shall become a part of this Lease and Tenant hereby agrees to comply with the same upon delivery of a copy thereof to Tenant, providing the same do not materially deprive Tenant of its rights established under this Lease.

GOVERNMENTAL REQUIREMENTS/SERVICES

13.      Landlord will furnish the following services to Tenant:

(A) Cleaning services, deemed by Landlord to be normal and usual in a first class office building, on Monday through Friday, except that shampooing and replacement of carpet as required by Tenant shall be Tenant's expense.

(B) Automatically operated elevator service, public stairs, electrical current for lighting, incidentals, and normal office use, and water at those points of supply provided for general use of its Tenants at all times and on all days throughout the year.

(C) Heat and air conditioning on Monday through Friday from 8:30A.M. to 5:00 P.M. except Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, Christmas Day and New Year's Day, Landlord shall also furnish heat and air conditioning at such other times as are not provided for herein, provided Tenant gives written request to Landlord before 2 P.M. of the business day preceding the extra usage and if Tenant requires heat and air conditioning during such hours, Tenant shall be billed for such service at the rate of $15.00 per hours per partial floor and said rate may be changed with thirty (30) days prior written notice.

         No electric current shall be used except that furnished or approved by Landlord, nor shall electric cable or wire be brought into the Leased Premises, except upon the written consent and approval of the Landlord. Tenant shall use only office machines and equipment that operate on the Building's standard electric circuits, but which in no event shall overload the Building's standard electric circuits from which the Tenant obtains electric current. Any consumption of electric current in excess of that considered by landlord to be used, normal and customary for all Tenants, or which require special circuits or equipment (the installation of which shall be at Tenant's expense after approval in writing by the Landlord), shall be paid for by the Tenant as additional rent paid to the Landlord in an amount to be determined by Landlord, based upon Landlord's estimated cost of such excess electric current consumption or based upon the actual cost thereof if such excess electric current consumption is separately metered.

         Such services shall be provided as long as the Tenant is not in default under any of the terms, provisions, covenants and conditions of this Lease, subject to interruption caused by repairs, renewals, improvements, changes to service, alterations, strikes, lockouts, labor controversies, inability to obtain fuel or power, accidents, breakdowns, catastrophes, national or local emergencies, acts of God and conditions and causes beyond the control of Landlord, and upon such happening, no claim for damages or abatement of rent for failure to furnish any such services shall be made by the Tenant or allowed by the Landlord.

TENANT WORK:

14. It is understood and agreed between the parties hereto that any charges against Tenant by Landlord for services or for work done on the Leased Premises by order of Tenant, or otherwise accruing under this Lease, shall be considered as rent due and shall be included in any lien for rent.

REPAIR OF LEASED PREMISES:

15. Tenant will, at Tenant's own expense, keep the Leased Premises in good repair and tenantable condition during the Lease Term and will replace at its own expense any and all broken glass caused by Tenant in and about said Leased Premises.

         Tenant will make no alterations, additions or improvements in or to the Leased Premises without the written consent of Landlord, which shall not be unreasonably withheld, but may be predicated upon but not limited to Tenant's use of contractors who are acceptable to Landlord; and all additions, fixtures, carpet or improvements, except only office furniture and fixtures which shall be readily removable without injury to the Leased Premises, shall be and remain a part of the Leased Premises at the expiration of this Lease.

         It is further agreed that this Lease is made by the Landlord and accepted by the Tenant with the distinct understanding and agreement that the Landlord shall have the right and privilege to make and build additions to the Building of which the Leased Premises are a part, and make such alterations and repairs to said Building as it may deem wise and advisable without any liability to the Tenant therefor.

INDEMNIFICATION:

16. Tenant further agrees that Tenant will pay al liens of contractors, subcontractors, mechanics, laborers, materialmen, and other items of like character, and will indemnify Landlord against all expenses, costs, and charges, including bond premiums for release of liens and attorneys' fees and costs reasonably incurred in and about the defense of any suit in discharging the said Premises or any part thereof from any liens, judgments, or encumbrances caused or suffered by Tenant, in the event any such lien shall be made or filed, Tenant shall bond against or discharge the same within ten (10) days after the same has been made or filed, it is understood and agreed between the parties hereto that the expenses, costs and charges above referred to shall be considered as rent due and shall be included in any lien for rent.

         The Tenant herein shall not have any authority to create any liens for labor or materials on the Landlord's interest in the Leased Premises and all persons contracting with the Tenant for the destruction or removal of any facilities or other improvements or for the erection, installation, alteration or repair of any facilities or other improvements on or about the Leased Premises, and all materialmen, contractors, subcontractors, mechanics, and laborers are hereby charged with notice that they must look only to the Tenant and to the Tenant's Interest in the Leased Premises to secure the payment of any bill for work done or material furnished at the request or instruction of Tenant.

PARKING:

17. Pursuant to all of the terms, provisions, covenants and conditions contained herein, for the Term of this Lease, Tenant hereby leases from Landlord Two (2) parking spaces in the Building parking areas at the prevailing monthly contract parking rate for said Building Parking areas. Such rate is subject to change at any time on thirty (30) days prior notice, written or oral, to Tenant and it is payable in advance on the first day of each month throughout the Term of this Lease. Parking space rental due hereunder shall be deemed additional rent, payable in the same manner as rent set forth in Paragraph 3 hereof and shall be subject to all of the terms, provisions, conditions and covenants of this Lease pertaining to the default in the payment of rental. In the event of an increase in monthly parking rates, Tenant shall have the right to cancel any or all of its parking spaces herein leased upon thirty (30) days written notice to Landlord. Notwithstanding the foregoing, the notice required pursuant to this paragraph shall be deemed given by the posting of new rates in conspicuous places in the parking garage.

ESTOPPEL STATEMENT:

18. Tenant agrees that from time to time, upon not less than ten (10) days prior request by Landlord, Tenant will deliver to Landlord a statement in writing certifying (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the Lease as modified is in full force and effect and stating the modifications); (b) the dates to which the rent and other charges have been paid; and (c) that Landlord is not in default under any provisions of this Lease, or, if in default, the nature thereof in detail.

SUBORDINATION:

19. If the Building and/or Leased Premises are at any time subject to a mortgage and, or deed of trust, and Tenant has received written notice from Mortgagee of same, then in any instance in which Tenant gives notice to Landlord alleging default by Landlord hereunder, Tenant will also simultaneously give a copy of such notice to each Landlord's Mortgagee and each Landlord's Mortgagee shall have the right (but not the obligation) to cure or remedy such default during the period that is permitted to Landlord hereunder, plus an additional period of thirty (30) days, and Tenant will accept such curative or remedial action (if any) taken by Landlord's Mortgagee with the same effect as if such action had been taken by Landlord.

         This Lease shall at Landlord's option, which option may be exercised at any time during the Lease Term, be subject and subordinate to any first mortgage now or hereafter encumbering the Building. This provision shall be self-operative without the execution of any further instruments. Notwithstanding the foregoing, however, Tenant hereby agrees to execute any instrument(s) which Landlord may deem desirable to evidence the subordination of this Lease to any and all such mortgages.

ATTORNMENT:

20. If the interests of Landlord under this Lease shall be transferred voluntarily or by reason of foreclosure or other proceedings for enforcement of any first mortgage on the Leased Premises, Tenant shall be bound to such transferee (herein sometimes called the "purchaser") for the balance of the Term hereof remaining, and any extensions or renewals thereof which may be effective in accordance with the terms and provisions hereof with the same force and effect as if the Purchaser were the Landlord under this Lease, and Tenant does hereby agree to attorn to the Purchaser, including the Mortgagee under any such mortgage if it be the Purchaser, as its Landlord, said attornment to be effective and self-operative without the execution of any further instruments upon the Purchaser succeeding to the interest of the Landlord under this Lease. The respective rights and obligations of Tenant and the Purchaser upon such attornment to the extent of the then remaining balance of the Term of this Lease and any such extensions and renewals, shall be and are the same as those set forth herein. In the event of such transfer of Landlord's interests, Landlord shall be released and relieved from all liability and responsibility thereafter accruing to Tenant under Lease or otherwise and Landlord's successor by acceptance of rent from Tenant hereunder shall become liable and responsible to Tenant in respect to all obligations of the Landlord under this Lease.

ASSIGNMENT:

21. Without the written consent of Landlord first obtained ine each case, Tenant shall not assign, transfer, mortgage, pledge, or otherwise encumber or dispose of this Lease or underlet the Leased Premises or any part thereof or permit the Leased Premises to be occupied by other persons. In the case of a subletting, Landlord's consent may be predicated, among other things, upon Landlord becoming entitled to collect and retain all rentals payable under the sublease. If this Lease be assigned, or if the Leased Premises or any part thereof be underlet or occupied by anybody other than Tenant, the Landlord may, after default by the Tenant, collect or accept rent from the assignee, undertenant, or occupant and apply the net amount collected or accepted to the rent herein reserved, but no such collection or acceptance shall be deemed a waiver of this covenant or the acceptance of the assignee, undertenant, or occupant as Tenant, nor shall it be construed as or implied to be a release of the Tenant from the further observance and performance by the Tenant of the terms, provisions, covenants and conditions herein contained.

         In lieu of  consenting or not  consenting,  Landlord may, at its option
(i) in the case of the proposed assignment or subletting of Tenant's entire leasehold interest, terminate this Lease in its entirety, or (ii) in the case of the proposed assignment or subletting of a portion of the Premises, terminate this Lease as to that portion of the Premises which Tenant has proposed to assign or sublet. In the event Landlord elects to terminate this Lease pursuant to clause (ii) of this paragraph, Tenant's obligations as to Base Rental and Additional Rent shall be reduced in the same proportion that the Net Rentable Area of the portion of the Premises taken by the proposed assignee or subtenant bears to the total Net Rentable Area of the Premises.

SUCCESSORS AND ASSIGNS:

22. All terms, provisions, covenants and conditions to be observed and performed by Tenant shall be applicable to and binding upon Tenant's respective heirs, administrators, executors, successors and assigns, subject, however, to the restrictions as to assignment or subletting by Tenant as provided herein. All expressed covenants of this Lease shall be deemed to be covenants running with the land.

HOLD HARMLESS OF LANDLORD:

23. In consideration of said Premises being leased to Tenant for the above rental, Tenant agrees that Tenant, at all times, will indemnify and keep Landlord harmless from all losses, damages, liabilities and expenses, which may arise or be claimed against Landlord and be in favor of any persons, firms or corporations, consequent upon or arising from the use or occupancy of said Premises by Tenant, or consequent upon or arising from any acts, omissions, neglect or fault of Tenant, his agents, servants, employees, licensees, visitors, customers, patrons or invitees, or consequent upon or arising from Tenant's failure to comply with any laws, statutes, ordinances, codes or regulations as herein provided; that Landlord shall not be liable to Tenant for any damages, losses or injuries to the persons or property of Tenant which may be caused by the acts, neglect omissions or faults of any persons, firms or corporations, except when such injury, loss or damage results from negligence of Landlord, his agents or employees, and that Tenant will indemnify and keep harmless Landlord from all damages, liabilities, losses, injuries, or expenses which may arise or be claimed against Landlord and be in favor of any person, firms or corporations, for any injuries or damages to the person or property of any persons, firms or corporations, where said injuries or damages arose about or upon said Premises, as a result of the negligence of Tenant, his agents, employees, servants, licensees, visitors, customers, patrons, and invitees. All personal property placed or moved into the Leased Premises or Building shall be at the risk of Tenant or the owner thereof, and Landlord shall not be liable to Tenant for any damage to said personal property. Tenant shall maintain at all times during the Term of this Lease an insurance policy or policies in an amount or amounts sufficient in Landlord's opinion, to indemnify Landlord or pay Landlord's damages, if any, resulting from any matters set forth hereinbefore in this paragraph 23.

         In case Landlord shall be made a party to any litigation commenced against Tenant, then Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses and reasonable attorneys' fees incurred or paid by Landlord in connection with such litigation and any appeal thereof.

ATTORNEYS' FEES:

24. If either party defaults in the performance of any of the terms, provisions, covenants and conditions of this Lease and by reason thereof the other party employees the services of an attorney to enforce performance of the covenants, or to perform any service based upon defaults, then in any of said events the prevailing party shall be entitled to reasonable attorneys' fees and all expenses and costs incurred by the prevailing party pertaining thereto (including costs and fees relating to any appeal) and in enforcement of any remedy.

DAMAGE OR DESTRUCTION:

25. In the event the Leased Premises shall be destroyed or so damaged or injured by fire or other casualty, during the Term of this Lease, whereby the same shall be rendered untenantable, then Landlord shall have the right, but not the obligation, to render such Leased Premises tenantable by repairs within 180 days therefrom.

         Landlord agrees that, within 60 days following damage or destruction, it shall notify Tenant with respect to whether or not Landlord intends to restore the premises. If said Premises are not rendered tenantable within the aforesaid 180 days it shall be optional with either party hereto to cancel this Lease, and in the event of such cancellation the rent shall be paid only to the date of such fire or casualty. The cancellation herein mentioned shall be evidenced in writing. During any time that the Leased Premises are untenantable due to causes set forth in this paragraph, the rent or a just and fair proportion thereof shall be abated. Notwithstanding the foregoing, should damage, destruction or injury occur by reason of Tenant's negligence, Landlord shall have the right, but not the obligation, to render the Leased Premises tenantable within 360 days of the date of damage, destruction or injury and no abatement of rent shall occur.

         Notwithstanding the foregoing, should damage or destruction occur during the last twelve months of the Lease Term, either Landlord or Tenant shall have the option to terminate this Lease, effective on the date of damage or destruction, provided notice to terminate is given within 30 days of the date of such damage or destruction. Notwithstanding the foregoing, should the damage or destruction occur by reason of Tenant's negligence, Tenant shall not have such option to terminate.

EMINENT DOMAIN:

26. If there shall be taken during the Term of this Lease any part of the Leased Premises, parking facilities or Building, other than a part not interfering with maintenance, operation or use of the Leased Premises, Landlord may elect to terminate this Lease or to continue same in effect. If Landlord elects to continue the Lease, the rental shall be reduced in proportion to the area of the Leased Premises so taken and Landlord shall repair any damage to the Leased Premises, parking facilities, or Building resulting from such taking. If any part of the Leased Premise is taken by condemnation of Eminent Domain which renders the Premises unsuitable for its intended use, the Tenant may elect to terminate this Lease, or if any part of the Leased Premises is so taken which does not render the Premises unsuitable for its intended use, this Lease shall continue in effect and the rental shall be reduced in proportion to the area of the Leased Premises so taken and Landlord shall repair any damage to the Leased Premises resulting from such taking. If all of the Leased Premises is taken by condemnation or Eminent Domain this Lease shall terminate on the date of the taking. All sums awarded (or agreed upon between Landlord and the condemning authority) for the taking of the interest of Landlord and/or Tenant, whether as damages or as compensation, and whether for partial or total condemnation, will be the property of Landlord. If this Lease should be terminated under any provisions of this paragraph, rental shall be payable up to the date that possession is taken by the authority, and Landlord will refund to Tenant any prepaid unaccrued rent less any sum or amount then owing by Tenant to Landlord.

ABANDONMENT:

27. If, during the Term of this Lease, Tenant will abandon, vacate or remove from the Leased Premises the major portion of the goods, wares, equipment or furnishings usually kept on said Leased Premises, or shall cease doing business in said Leased Premises, or shall suffer the rent to be in arrears, Landlord may, at its option cancel this Lease in the manner stated in Paragraph 28 hereof, or Landlord may enter said Leased Premises as the agent of Tenant by force or otherwise, without being liable in any way therefo and relet the Leased Premises with or without any furniture that may be therein, as the agent of Tenant, at such price and upon such terms and for such duration of time as Landlord may determine, and receive the rent therefore, applying the same to the payment of the rent due by these presents, and if the full rental herein provided shall not be realized by Landlord over above the expenses to Landlord of such reletting, Tenant shall pay any deficiency.

INSOLVENCY:

28. It is agreed between the parties hereto that: if Tenant shall be adjudicated bankrupt or an insolvent or take the benefit of any federal reorganization or compositions proceeding or make a general assignment or take the benefit of any insolvency law; or if Tenant's leasehold interest under this Lease shall be sold under any execution or process of law; or if a trustee in bankruptcy or a receiver be appointed or elected or had for Tenant (whether under Federal or State laws); or if said Premises shall be abandoned or deserted; or if Tenant shall fail to perform any of the terms, provisions, covenants or conditions of this Lease on Tenant's part to be performed; or if this Lease or the Term thereof be transferred or pass to or devolve upon any persons, firms, officers or corporations other than Tenant by death of the Tenant, operation of law or otherwise; then and in any such events, at the option of Landlord, the total remaining unpaid Base Rental for the Term of this Lease shall become due and payable or this Lease and the Term of this Lease shall expire and end five (5) days after Landlord has given Tenant written notice (in the manner herinafter provided) of such act, condition or default and Tenant hereby agrees immediately then to pay said Base Rental or quit and surrender said Leased Premises to

Landlord; but this shall not impair or affect Landlord's right to maintain summary proceedings for the recovery of the possession of the Leased Premises in all cases provided for by law. If the Term of this Lease shall be so terminated, Landlord may immediately, or at any time thereafter, re-enter or repossess the Leased Premises and remove all persons and property therfrom without being liable for trespass or damages.

LIEN FOR PAYMENT OF RENT:

29. Tenant hereby pledges and assigns to Landlord as security for the payment of any and all rental or other sums or amounts provided for herein, all of the furniture, fixtures, goods and chattels of Tenant which shall or may be brought or put on or into said Leased Premises, and Tenant agrees that said lien may be enforced by distress, foreclosure or otherwise, at the election of the Landlord. Tenant hereby expressly waives and renounced for himself and family any and all homestead and exemption rights he may now have or herafter acquire under or by virtue of the constitution and laws of the State of Florida or of any other state, or of the United States, as against the payment of said rental or any other obligation or damage that may accrue under the Terms of this Lease.

WAIVER OF DEFAULT:

30. Failure of Landlord to declare any default immediately upon occurrence thereof, or delay in taking any action in connection therwith, shall not waive such default, but Landlord shall have the right to declare any such default at any time and taken such action as might be lawful or authorized hereunder, in law and/or in equity. No waiver by Landlord of a default by Tenant shall be implied, and no express waiver by Landlord shall affect any default other than the default specified in such waiver and that only for the time and extension therein stated.

         No waiver of any term, provision, condition or covenant of this Lease by Landlord shall be deemed to imply or constitute, a further waiver by Landlord of any other term, provision, condition or covenant of this Lease. In addition to any rights and remedies specifically granted Landlord herein, Landlord shall be entitled to all rights and remedies available at law and in equity in the event that Tenant shall fail to perform any of the terms, provisions, covenants or conditions of this Lease on Tenant's part to be performed or fails to pay Base Rental, Additional Rental or any other sums due Landlord hereunder when due. All rights and remedies specifically granted to landlord herein, by law and in equity shall be cumulative and not mutually exclusive.

RIGHT OF ENTRY:

31. Landlord, or any of his agents, shall have the right to enter the Leased Premises during all reasonable hours to examine the same or to make such repairs, additions or alterations as may be deemed necessary for the safety, comfort, or preservation thereof, or to said Building, or to exhibit said Leased Premises at any time within one hundred eighty (180) days before the expiration of this Lease. Said right of entry shall likewise exist for the purpose of removing placards, signs, fixtures, alterations, or additions which do not conform to this Lease.

NOTICE:

32. Any notice given Landlord as provided for in this Lease shall be sent to Landlord by registered mail addressed to Landlord at Landlord's Management Office in the Building. Any notice to be given Tenant under the terms of this Lease unless otherwise stated herein, shall be in writing and shall be sent by certified mail to the office of Tenant in the Building. Either party, from time to time, by such notice, may specify another address to which subsequent notice shall be sent.

LANDLORD CONTROLLED AREAS:

33. All automobile parking areas, driveways, entrances and exits thereto, Common Areas, and other facilities furnished by Landlord, including all parking areas, truck way or ways, loading areas, pedestrian walkways and ramps, landscaped areas, stairways, corridors, and other areas and improvements provided by landlord for the general use, in common, of tenants, their officers, agents, employees, servants, invitees, licensees, visitors, patrons and customers, shall be at all times subject to the exclusive control and management of Landlord, and Landlord shall have the right from time to time to establish, modify and enforce rules and regulations with respect to all facilities and areas and improvements; to police same; from time to time to change the area, level and location and arrangement of parking areas and other facilities hereinabove referred to; to restrict parking by and enforce parking charges (by operation of meters or otherwise) to tenants, their officers, agents, invitees, employees, servants, licensees, visitors, patrons and customers; to close all or any portion of said areas or facilities to such extent as may in the opinion of Landlord's counsel be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or the public therein; to close temporarily all or any portion of the public areas, Common Areas or facilities; to discourage non-tenant parking; to charge a fee for visitor and/or customer parking; and to do and perform such other acts in and to said areas and improvements as, in the sole judgment of Landlord, the Landlord shall determine to be advisable with a view to the improvement of the convenience and use thereof by tenants, their officers, agents, employees, servants, invitees, visitors, patrons, licensees and customers. Landlord will operate and maintain the Common Areas and other facilities referred to in such reasonable manner as Landlord shall determine from time to time. Without limiting the scope of such discretion, Landlord shall have the full right and authority to designate a manager of the parking facilities and/or Common Areas and other facilities who shall have full authority to make and enforce rules and regulations regarding the use of the same or to employ all personnel and to make and enforce all rules and regulations pertaining to and necessary for the proper operation and maintenance of the parking areas and/or Common Areas and other facilities. Reference in this paragraph to parking areas and/or facilities shall in no way be construed as giving Tenant hereunder any rights and or privileges in connection with such parking areas and/or facilities unless such rights and/or privileges are expressly set forth in paragraph 17 hereof.

CONDITION OF PREMISES ON TERMINATION OF LEASE AND HOLDING OVER:

34. Tenant agrees to surrender to Landlord, at the end of the Term of this Lease and/or upon any cancellation of this Lease, said Leased Premises in as good condition as said Leased Premises were at the beginning of the Term of this Lease, ordinary wear and tear, and damage by fire or other casualty not caused by Tenant's negligence excepted. Tenant agrees that if Tenant does not surrender said Leased Premises to Landlord at the end of the Term of this Lease then Tenant will pay to Landlord double the amount of the current rental for each month proportion thereof that Tenant holds over plus all damages that Landlord may suffer on account of Tenant's failure to so surrender to Landlord possession of said Leased Premises, and will indemnify and save Landlord harmless from and against all claims made by any succeeding Tenant of said Leased Premises against Landlord on account or delay of Landlord in delivering possession of said Leased Premises to said succeeding Tenant so far as such delay is occasioned by failure of Tenant to so surrender said Leased Premises in accordance herewith or otherwise.

         No receipt of money by Landlord from Tenant after termination of this Lease or the service of any notice of commencement of any suit or final judgment for possession shall reinstate, continue or extend the Term of this Lease or affect any such notice, demand, suit or judgment.

         No act or thing done by Landlord or its agents during the Term hereby granted shall be deemed an acceptance of a surrender of the Leased Premises, and no agreement to accept a surrender of the Leased Premises shall be valid unless it be made in writing and subscribed by a duly authorized officer or agent of Landlord.

OCCUPANCY TAX:

35. Tenant shall be responsible for and shall pay before delinquency all municipal, county or state taxes assessed during the Term of this Lease against any occupancy interest or personal property of any kind, owned by or placed in, upon or about the Leased Premises by the Tenant.

SIGNS:

36. Landlord shall have the right to install signs on the interior or exterior of the Building and Leased Premises and or change the building's name or street address.

TRIAL BY JURY:

37. It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matter arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, and Tenant's use or occupancy of the Premises. Tenant further agrees that it shall not interpose any counterclaim or counterclaims in a summary proceeding or in any action based upon non-payment of rent or any other payment required of Tenant hereunder.

RELOCATION OF TENANT:

         Deleted.

CROSS DEFAULT:

39. If the term of any lease, other than this Lease, made by Tenant for any other space in the Building shall be terminated or terminable after the making of this Lease because of any default by Tenant under such other lease, such default shall ipso facto constitute a default hereunder and empower Landlord at Landlord's sole option, to terminate this Lease as herein provided in the event of default.

INVALIDITY OF OPTION:

40. If any term, provision, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease or the application of such term, provision, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby and each term, provision, covenant or condition of this Lease shall be valid and be enforceable to the fullest extent permitted by law. This Lease shall be construed in accordance with the laws of the State of Florida.

TIME OF ESSENCE:

41. It is understood and agreed between parties hereto that time is of the essence of all the terms, provisions covenants and conditions of this Lease.

MISCELLANEOUS:

42. The terms Landlord and Tenant as herein contained shall include singular and/or plural, masculine, feminine and/or neuter, heirs, successors, executors, administrators, personal representatives and/or assigns whenever the context so requires or admits. The terms, provisions, covenants and conditions of this Lease are expressed in the total language of this Lease Agreement and the paragraph headings are solely for the convenience of the reader and are not intended to be all inclusive. Any formally executed addendum to or modification of this Lease shall be expressly deemed incorporated by reference herein unless a contrary intention is clearly stated therein.

EFFECTIVE DATE:

43. Submission of this instrument for examination does not constitute an offer, right of first refusal, reservation of or option for the Leased Premises or any other space or premises in, on or about the Building. This instrument becomes effective as a Lease upon execution and delivery by both Landlord and Tenant.

ENTIRE AGREEMENT:

44. This Lease contains the entire agreement between the parties hereto and all previous negotiations leading thereto and it may be modified only by an agreement in writing signed by Landlord and Tenant. No surrender of the Leased Premises or of the remainder of the terms of this Lease, shall be valid unless accepted by Landlord in writing. Tenant acknowledges and agrees that Tenant has not relied upon any statement, representation, prior written or contemporaneous oral promises, agreements or warranties except such as are expressed herein.

BROKERAGE:

45. Tenant represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction and that no broker, agent or other person brought about this transaction, other than Miami Commercial Realty, Inc. as agent for the Landlord and Esslinger-Wooten-Maxwell Realtors as agent for the Tenant, and Tenant agrees to indemnify and hold Landlord harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction. The provisions of this paragraph shall survive the termination of this Lease.

FORCE MAJEURE:

46. Neither Landlord nor Tenant shall be required to perform any term, condition, or covenant in this Lease so long as such performance is delayed or prevented by force majeure, which shall mean acts of God, labor disputes (whether lawful or not), material or labor shortages, restrictions by any governmental authority, civil riots, floods, and any other cause not reasonably within the control of Landlord or Tenant and which by the exercise of due diligence Landlord or Tenant is unable, wholly or in part, to prevent or overcome. Lack of money shall not be deemed force majeure.

Addendum attached hereto and made a part hereof.

IF IN WITNESS WHEREOF, the parties hereto have signed, sealed and delivered this Lease in duplicate at Dade County, Florida, on the date and year first above written.

                                 LANDLORD:  Klute Corporation,
                                                   a Florida Corporation


                                 By:  Catia L. Manganelli, Vice President


                                 TENANT:  PSC S.A., Inc.,
                                                 a New York Corporation

WITNESSES:
/s/:  Scott D. Deverell          /s/ William J. Woodard
                                 William J. Woodard, Vice President (title)

ADDENDUM

ATTACHED TO and made a part of the Lease Agreement dated_________ , 1996, by and between Klute Corporation, as "Landlord" and PSC S.A., Inc. as "Tenant".
       =================================================================

NOW THEREFORE, it is mutually understood and agreed as follows:

47. Tenant hereby agrees to maintain in full force and effect at all times during the term of the Lease, at its own expense, for the protection of Tenant and Landlord, as their interest may appear, policies of insurance issued by a responsible carrier or carriers acceptable to Landlord which afford the following coverages.

         (a) Comprehensive General Liability Insurance not less than $1,000,000 combined single limit for both bodily injury and property damage.

         (b) Fire and extended coverage, vandalism and malicious mischief, sprinkler leakage (where applicable) insurance, to cover, all of Tenant's stock in trade, fixtures, furniture, furnishings, removable floor coverings, trade equipment, signs and all other decorations placed by Tenant in or upon the Leased premises.

         (c) Worker's Compensation is required by Florida Statutes.

         (d) Employers Liability - Not less than $100,000.

         Tenant shall deliver to Landlord at least (30) days prior to the time such insurance is first required to be carried by Tenant, and thereafter at least thirty (30) days prior to expiration of such policy, Certificates of Insurance evidencing the above coverage with limits no less than those specified above. Such certificates, shall name Landlord, its subsidiaries, directors, agents and employees as additional insureds and shall expressly provide that the interest of same therein shall not be affected by any breach by Tenant of any policy provisions for which such Certificates evidence coverage. Further, all Certificates shall expressly provide that no less than thirty (30) days prior written notice shall be given Landlord in the event of material alteration to, or cancellation of, the coverages evidenced by such Certificates.

A FAILURE TO PROVIDE SUCH INSURANCE COVERAGE SHALL BE DEEMED A DEFAULT IN THIS LEASE.

48. Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon may be obtained from your County Public Health Unit. Section
404.056 (8), Florida Statutes, (1988).

49. Base rent payments shall be made by Tenant to Landlord in accordance with the following schedule:

         First 15 days (From February 15, 1996 to February 29, 1996) in the sum of $708.82 and first full month (from March 1, 1996 to March 31, 1996) in the sum of $1,437.33, plus applicable sales tax, shall be paid upon execution hereof.

         Balance of Year 1 - (From April 1, 1996 to February 28, 1997) equal monthly installments of $1,437.33 plus applicable sales tax;

         Year 2 - (From March 1, 1997 to February 28, 1998) equal monthly installments of $1,540.00 plus applicable sales tax;

         Year 3 - (From March 1, 1998 to February 29, 1999) equal monthly installments of $1,642.67 plus applicable sales tax.

50. Landlord shall at its own cost and expense provide the following work in the leased premises: (1) paint all walls using building standard paint (color of Tenant's choice) and (2) install new carpeting using *building standard carpeting (color of Tenant's choice). All other aspects of said leased premises shall remain in `as is' condition which is acknowledged and accepted by the Tenant.

Except to the extend amended by this addendum, the lease is hereby ratified and confirmed and shall remain in full force and effect.

* (3) Broken ceiling tiles shall be replaced and all ceiling tiles shall be painted.

                                   EXHIBIT "A"

Attached to a made a part of Lease dated ______, 1996 between Klute Corporation as Landlord and PSC S.A., Inc. as Tenant, Suite #505 consisting of approximately 1,232 rentable square feet of office space outlined in red and located in the building known as 1110 Brickell Building located at 1110 Brickell Avenue, Miami, Dad County, Florida

{schematic of building}

                              RULES AND REGULATIONS

The following Rules and Regulations, hereby assumed by Tenant, are prescribed by Landlord to Landlord to provide, maintain, and operate to the best of Landlord's ability, orderly, clean and desirable premises, Building and parking facilities for the Tenants therein at as economical a cost as reasonably possible and in as efficient a manner as reasonably possible, to assure security for the protection of Tenants so far as reasonably possible, and to regulate conduct in and use of said Premises, Building and Parking facilities in such manner as to minimize Interference by others in the proper use of same by Tenant.

1. Tenant, its officers, agents, servants and employees shall not block or obstruct any of the entries, passages, doors, elevators, elevator doors, hallways or stairways of building or garage, or place empty or throw any rubbish, litter, trash or material of any nature into each area or permit such areas to be used at any time except for ingress or egress of Tenant, its officers, agents, servants, employees, patrons, licensees, customers, visitors or invitees.

2. The movement of furniture, equipment, machines, merchandise or materials within, into or out of the Leased Premises, Building or parking facilities shall be restricted to time, method and routing of movement as determined by Landlord upon request from Tenant and Tenant shall assume all liability and risk to property, Premises and Building in such movement. Tenant shall not move furniture, machines, equipment, merchandise or materials within, into or out of the Building, Leased Premises or garage facilities without having first obtained a written permit from Landlord twenty-four (24) hours in advance. Safes, large files, electronic data processing equipment and other heavy equipment or machines shall be moved into Leased Premises, Building or parking facilities only with Landlord's written consent and placed where directed by Landlord.

3. No sign, door plaque, advertisement or notice shall be displayed, painted or affixed by Tenant, its officers, agents, servants, employees, patrons, licensees, customers, visitors, or invitees in or on any part of the outside or inside of the Building, garage facilities or Leased Premises without prior written consent of Landlord and then only of such color, size, character, style and materials and in such places as shall be approved and designated by Landlord. Signs on doors and entrances to Leased Premises shall be placed thereon by a contractor designated by Landlord and paid for by Tenant.

 4. Landlord will not be responsible for lost or stolen property, equipment, money or any article taken from Leased Premises, Building or parking facilities regardless of how or when loss occurs.

5. No additional locks shall be place don any door or changes made to existing locks in Building without the prior written consent of Landlord. Landlord will furnish two keys to each lock on doors in the Leased Premises and Landlord, upon request of Tenant, shall provide additional duplicate keys at Tenant's expense. landlord may at all times keep a pass key to the Leased Premises. All keys shall be returned to Landlord promptly upon termination of this Lease.

6. Tenant, its officers, agents, servants or employees shall do no painting or decorating in Leased Premises, or mark, paint or cut into, drive nails or screw into or in any way deface any part of Leased Premises or Building without the prior written consent of Landlord. If Tenant desires signal, communication, alarm or other utility or service connection installed or changed, such work shall be done at expense of Tenant, with the approval and under the direction of Landlord.

7. Landlord reserves the right to: (i) close the Building at 6:00 P.M., subject, however, to Tenant's right to admittance under regulations prescribed by Landlord, and to require the persons entering the Building to identify themselves and establish their right to enter or to leave the Building; (ii) close all parking areas between the hours of 9:00 P.M. and 7:00 A.M. during week days; (iii) close all parking areas on weekends and holidays.

8. Tenant, its officers, agents, servants and employees shall not permit the operation of any musical or sound producing instruments or device which may be heard outside Leased Premises, Building or parking facilities, or which may emanate electrical waves which will impair radio or television broadcasting or reception from or in Building.

9. Tenant, its officers, agents, servants, and employees shall, before leaving Leased Premises unattended, close and lock all doors and shut off all utilities; damage resulting from failure to do so shall be paid by Tenant. Each Tenant before the closing of the day and leaving the said Leased Premises shall see that all blinds and/or draperies are pulled and drawn.

10. All plate and other glass now in Leased Premises or Building which is broken through cause attributable to Tenant, its officers, agents, servants, employees, patrons, licensees, customers, visitors or invitees shall be replaced by and at expense of Tenant under the direction of Landlord.

11. Tenant shall give Landlord prompt notice of all accidents to or defects in air conditioning equipment, plumbing, electric facilities or any part of appurtenance of Leased Premises.

12. The pumping facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by Tenant, who shall, or whose officers, employees, agents, servants, patrons, customers, licensees, visitors or invitees shall have caused it.

13. All contractors and/or technicians performing work for Tenant within the Leased Premises, Building or parking facilities shall be referred to Landlord for approval before performing such work. This shall apply to all work including, but not limited to, installation of telephone, telegraph equipment, electrical devices and attachments, and all installations affecting floors, walls, windows, doors, ceiling, equipment or any other physical feature of the Building, Leased Premises or parking facilities. None of this work shall be done by Tenant without Landlord's prior written approval.

14. No showcase or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors or vestibules without the prior written consent of Landlord.

15. Glass panel doors that reflect or admit light into the passageways or into any place in the Building shall not be covered or obstructed by the Tenant, and Tenant shall not permit, erect, and/or place drapes, furniture, fixtures, shelving, display cases or tables, lights or signs and advertising devices in front of or in proximity of interior and exterior windows, glass panels, or glass doors providing a view into the interior of the Leased Premises unless same shall have first been approved in writing by Landlord.

16. Canvassing, soliciting and peddling in the Building or parking facilities is prohibited and each Tenant shall cooperate to prevent the same. In this respect, Tenant shall promptly report such activities to the Building Manager's office.

17. There shall not be used in any space, or in the public halls of the Building, either by any Tenant or by jobbers or others, in the delivery of receipt of merchandise, any hand trucks, except those equipped with rubber tires and slide guards.

18. The work of Landlord's janitors or cleaning personnel shall not be hindered by Tenant after 3:30 P.M. and such work may be done at any time when the offices are vacant. The windows, doors and fixtures may be cleaned at any time. Tenant shall provide adequate waste and rubbish receptacles, cabinets, bookcases, map cases, etc., necessary to prevent unreasonable hardship to Landlord in discharging its obligation regarding cleaning service. In this regard, Tenant shall also empty all glasses, cups and other containers holding any type of liquid whatsoever.

19. In the event Tenant must dispose of crates, boxes, etc., which will not fit into office wastepaper baskets, it will be the responsibility of Tenant with Landlord's assistance in dispose of same. In no event shall Tenant set such items in the public hallways or other areas of Building or parking facilities, excepting Tenant's own Premises, for disposal.

20. Tenants are cautioned in purchasing furniture and equipment that the size is limited to such as can be placed on the elevator and will pass through the doors of the Leased Premises. Large pieces should be made in parts and set up in the Leased Premises. landlord reserves the right to refuse to allow to be placed in the Building any furniture or equipment of any description which does not comply with the above conditions.

21. Tenant will be responsible for any damage to the Leased Premises, including carpeting and flooring, as a result of rust or corrosion of file cabinets, roller chairs, metal objects or spills of any type of liquid.

22. If the Premises demised to any Tenant become infested with vermin, such Tenant, at its sole cost and expense, shall cause its premises to be exterminated from time to time, to the satisfaction of Landlord, and shall employ such exterminators therefor as shall be approved by Landlord.

23. Tenant shall not install any antenna or aerial wires or radio or television equipment, or any other type of equipment, inside or outside of the Building, without Landlord's prior approval in writing, and upon such terms and conditions as may be specified by Landlord in each every instance.

24. Tenant shall not advertise the business, profession or activities of Tenant in any manner which violates the letter or spirit of any code of ethics adopted by any recognized association or organization pertaining thereto, or use the name of the Building for any purpose other than that of the business address of Tenant or use any letterhead, envelopes, circulars, notices, advertisements, containers or wrapping material, without Landlord's express consent in writing.

25. Tenant, its officers, agents, employees, servants, patrons, customers, licensees, invitees and visitors shall not solicit business in the Building's parking facilities or Common Areas, nor shall Tenant distribute any handbills or other advertising matter in automobiles parked in the Building's parking facilities.

26. Tenant shall not conduct its business in such manner as to create any nuisance, or interference with, annoy or disturb any other tenant in the Building, or Landlord in its operations of the Building or commit waste or suffer or permit waste to be committed in the Leased Premises, Building or parking facilities. In addition, Tenant shall not allow its officers, agents, employees, servants, patrons, customers, licensees and visitors to conduct themselves in such manner as to create any nuisance or interference with, annoy or disturb any other tenant in the Building or Landlord in its operation of the Building or commit waste or suffer or permit waste to be committed in the Leased Premises, Building or parking facilities.

27. Tenant, its officers, agents, servants and employees shall not install or operate any refrigerating, heating or air condition apparatus or carry on any mechanical operation or bring into Leased Premises, Building or garage facilities any inflammable fluids or explosives without written permission of Landlord.

28. Tenant, its officers, agents, servants or employees shall not use Leased Premises, Building or garage facilities for housing, lodging or sleeping purposes or for the cooking or preparation of food without the prior written consent of the Landlord.

29. Tenant, its officers, agents, servants, employees, patrons, licensees, customers, visitors or invitees shall not bring into garage facilities, Building or Leased Premises or keep on Leased Premises any fish, fowl, reptile, insect, or animal or any bicycle or other vehicle without the prior written consent of Landlord, wheel chairs and baby carriages excepted.

30. Neither Tenant nor any officer, agent, employee, servant, patron, customer, visitor, licensee or invitee of any Tenant shall go upon the roof of the building without the written consent of the Landlord or the authorization of the Haliport administration.

31. Tenant's employing laborers or others outside of the Building shall not have their employees paid in the Building, but shall arrange to pay their payrolls elsewhere.